UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

November 26, 2024

Date of Report (Date of earliest event reported)

ROTH CH ACQUISITION V CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41105	86-1229207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 San Clemente Drive, Suite 400 Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 720-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCL	The Nasdaq Stock Market LLC
Warrants	ROCLW	The Nasdaq Stock Market LLC
Units	ROCLU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Roth CH Acquisition V Co., a Delaware corporation (“ROCL” or the “Company”) held a special meeting of stockholders of the Company (the “Meeting”) on November 26, 2024 at 10:00 a.m. Eastern Time via live webcast. There were 4,919,297 shares of the Company common stock outstanding on the record date, October 28, 2024.

There were 3,728,929 shares of the Company common stock present at said meeting in person or represented by proxy, which is 75.80% of the total outstanding shares, thereby constituting a quorum.

At the Meeting, the stockholders of ROCL approved all of the proposals presented, in particular, the business combination between ROCL and New Era Helium Corp. ROCL expects to close the business combination as soon practicable after the receipt of approval to list the combined company on Nasdaq. Summarized below are the results of the matters voted on at the Meeting.

Proposal 1. Redomestication Merger Proposal

A proposal to approve the merger (the “Redomestication Merger”) of the Company with and into Roth CH V Holdings Inc. (“Holdings”), its wholly owned Nevada subsidiary, with Holdings surviving the merger. The merger will change the Company’s place of incorporation from Delaware to Nevada. Approval of the Redomestication Merger Proposal required the affirmative vote from a majority of the outstanding shares. The Redomestication Merger Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,691,461	37,448	20	0

The Redomestication Proposal was approved by the Company’s stockholders holding 3,691,461 shares or approximately 75.04% of the outstanding shares of common stock of the Company.

Proposal 2. Business Combination Proposal

A proposal to approve and adopt the Merger Agreement, by and among the Company, Roth CH V Merger Sub Corp.(“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of the Company and New Era Helium Corp., a Nevada corporation, pursuant to which, among other things (i) Holdings shall sign a joinder and become a party to the Merger Agreement; and (ii) immediately subsequent to the Redomestication Merger, Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Holdings (together, the “Business Combination” and the post combination company, the “Combined Company”). Approval of the Business Combination Proposal required the affirmative vote of the holders of a majority of the shares of common stock of the Company represented in person by virtual attendance or by proxy and entitled to vote thereon at the Meeting. The Business Combination Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,691,460	37,449	20	0

The Business Combination Proposal was approved by the Company’s stockholders holding 3,691,460 shares or approximately 99% of the shares of common stock of the Company represented in person or by proxy entitled to vote thereon at the Meeting.

Proposal 3. Charter Amendment Proposal

A proposal to adopt the proposed articles of incorporation of the Combined Company. Approval of the Charter Amendment Proposal required the affirmative vote from a majority of the outstanding shares. The Charter Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,691,461	37,448	20	0

The Charter Amendment Proposal was approved by the Company’s stockholders holding 3,691,461 shares or approximately 75.04% of the outstanding shares of common stock of the Company.

Proposal 4. The Governance Proposal

A proposal to consider and vote upon, on a non-binding advisory basis, on four separate governance proposals relating to the following material differences between the Company’s current amended and restated certificate of incorporation and the proposed charter. Approval of the Governance Proposal required the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person by virtual attendance or by proxy and entitled to vote thereon at the Meeting. The Governance Proposals received the following votes:

Proposal 4A – Name Change

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,691,460	37,449	20	0

Proposal 4B – Increase Authorized Common Shares

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,691,461	37,448	20	0

Proposal 4C – Preferred Stock

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,691,460	37,449	20	0

Proposal 4B – Increase Authorized Common Shares

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,691,461	37,448	20	0

As noted above each of the Governance Proposals was approved by the Company’s stockholders holding approximately 3,691,460 shares or approximately 99% of the shares of common stock of the Company represented in person or by proxy entitled to vote thereon at the Meeting.

Proposal 5. The Nasdaq Proposal

A proposal to approve for purposes of complying with Nasdaq Listing Rules 5635 (a) and (b), the issuance of more than 20% of the issued and outstanding shares of Holdings common stock (or securities convertible into or exercisable for Holdings common stock) and the resulting change in control in connection with the Business Combination. Approval of the Nasdaq Proposal required the affirmative vote of the holders of a majority of the shares of ROCL common stock represented in person by virtual attendance or by proxy and entitled to vote thereon at the Meeting. The Nasdaq Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,691,460	37,449	20	0

The Nasdaq Proposal was approved by the Company’s stockholders holding 3,691,460 or approximately 99% of the shares of common stock of the Company represented in person or by proxy entitled to vote thereon at the Meeting.

Proposal 6. The Directors Election Proposal

A proposal to elect, effective as of the consummation of the Business Combination to serve on the Combined Company Board of Directors, E. Will Gray (Chairman), Phil Kornbluth (Independent Director), William H. Flores (Independent Director), Charles Nelson (Independent Director), and Stan Boroweic (Independent Director). Approval of the Directors Election Proposal required the affirmative vote of the holders of a majority of the shares of ROCL common stock represented in person by virtual attendance or by proxy and entitled to vote thereon at the Meeting. The Directors Election Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,691,460	37,449	20	0

The Directors Election Proposal was approved by the Company’s stockholders holding 53,691,460 shares or approximately 99% of the of the shares of common stock of the Company represented in person or by proxy entitled to vote thereon at the Meeting.

 Proposal 7. The Management Equity Incentive Plan Proposal

A proposal to approve the Management Equity Incentive Plan, a copy of which is annexed to the proxy statement/prospectus as Annex C, in connection with the Business Combination. Approval of the Management Equity Incentive Plan Proposal required the affirmative vote of the holders of a majority of the shares of ROCL common stock represented in person by virtual attendance or by proxy and entitled to vote thereon at the Meeting. The Management Equity Incentive Plan Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,691,460	37,449	20	0

The Management Equity Incentive Plan Proposal was approved by the Company’s stockholders holding 3,691,460 shares or approximately 99% of the of the shares of common stock of the Company represented in person or by proxy entitled to vote thereon at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2024

ROTH CH ACQUISITION V CO.

By:	/s/ John Lipman
Name:	John Lipman
Title:	Co-Chief Executive Officer and Co-Chairman of the Board